UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 14, 2006

GLOBAL SERVICES PARTNERS ACQUISITION CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-51869	20-3290391
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3130 Fairview Park Drive, Suite 500, Falls Church, VA		22042
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:(703) 373-3143

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Global Services Partners Acquisition Corp. (the Company”) has been advised by HCFP/Brenner Securities LLC, the representative of the underwriters in the Company’s initial public offering, which was consummated on April 25, 2006, that the common stock, Class B common stock, Class W warrants and Class Z warrants included in its Series A units and Series B units may be separately traded effective as of July 14, 2006.

The common stock, Class B common stock, Class W warrants and Class Z warrants will be quoted on the OTC Bulletin Board under the symbols GSPA, GSPAB, GSPAW and GSPAZ respectively.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits:

	Exhibit 99.1	Press release dated July 14, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 14, 2006
GLOBAL SERVICES PARTNERS ACQUISITION CORP.

By: /s/ Rahul Prakash
Rahul Prakash
Chief Executive Officer